Exhibit 99.1
For more information contact:
Jennifer Moreno Reddick
Executive Director, Investor Relations
312.573.5634
jennifer.morenoreddick@navigant.com
NAVIGANT REPORTS FIRST QUARTER 2011 FINANCIAL RESULTS
•	First quarter 2011 revenue before reimbursements (RBR) of $170 million, representing year over year and sequential growth of 10% and 5%, respectively.

•	GAAP EPS of $0.17 for first quarter 2011, up from $0.13 in first quarter 2010 and $0.01 in fourth quarter 2010. Adjusted EPS of $0.19 for first quarter 2011, up from $0.14 in first quarter 2010 and $0.15 in fourth quarter 2010.

•	Consultant utilization of 78% for first quarter 2011, up from 77% in first quarter 2010 and 74% in fourth quarter 2010.
CHICAGO, April 27, 2011 — Navigant (NYSE:NCI) today announced financial results for the first quarter ended March 31, 2011.
“Our first quarter results began to more fully reflect contributions from recent growth investments in healthcare, energy, disputes and economics,” stated William M. Goodyear, Chairman and Chief Executive Officer. “Top line revenue growth was again up both sequentially and year over year, aided by improving market drivers for our key practice areas.”
First Quarter 2011 Results
The Company’s first quarter 2011 results are summarized as follows:

Total Company First Quarter 2011 Financial Results (1)

	Q1 2011	Q1 2010	Change	Q4 2010	Change
Revenue Before Reimbursements ($000)	$169,604	$153,870	10.2%	$161,752	4.9%
Total Revenues ($000)	$188,799	$173,550	8.8%	$182,940	3.2%
EBITDA ($000)	$22,380	$21,180	5.7%	$18,608	20.3%
Adjusted EBITDA ($000)	$23,616	$22,016	7.3%	$21,201	11.4%
Net Income ($000)	$8,778	$6,447	36.2%	$559	N/M
Earnings Per Share	$0.17	$0.13	30.8%	$0.01	N/M
Adjusted Earnings Per Share	$0.19	$0.14	35.7%	$0.15	26.7%
Average Billable Full Time Equivalents (FTEs)	1,782	1,679	6.1%	1,755	1.5%
End of Period Billable FTEs	1,776	1,661	6.9%	1,779	-0.2%
Consultant Utilization (1,850 base)	78%	77%	1.3%	74%	5.4%
Average Bill Rate (excluding performance based fees)	$274	$264	3.8%	$267	2.6%
Days Sales Outstanding (DSO)	83	83	0.0%	81	2.5%

(1)	EBITDA, Adjusted EBITDA and Adjusted Earnings per Share are non GAAP financial measures. See the attached financial schedules for a reconciliation of EBITDA, Adjusted EBITDA and Adjusted Earnings per Share to the most directly comparable GAAP financial measures.
Navigant reported first quarter 2011 RBR of $170 million, up from $154 million in first quarter 2010 and $162 million in fourth quarter 2010. Top line improvements resulted from multiple factors including the full impact of recent acquisitions and continued improvement in the market for Navigant’s services. Utilization was 78% for first quarter 2011, up from 77% in first quarter 2010 and 74% in fourth quarter 2010. Additionally, average bill rate, excluding performance based fees, for first quarter 2011 was $274, up from $264 in first quarter 2010 and $267 in fourth quarter 2010.
Both segment operating profit and EBITDA improved year over year and sequentially. First quarter 2011 cost of services before reimbursements and general and administrative expenses were both up from the year ago period. Higher expenses were the result of recent growth investments, as well as higher employment taxes and employee benefit costs. As expected, depreciation, amortization and interest expense were each down from year ago levels. DSO was 83 for first quarter 2011, consistent with first quarter 2010 and up slightly from 81 in fourth quarter 2010.

Business Segment Highlights
Business Segment First Quarter 2011 Financial Results (2)

	Q1 2011	Q1 2010	Change	Q4 2010	Change
Business Segment Revenues ($000)
Business Consulting Services	$79,627	$66,250	20.2%	$78,185	1.8%
Dispute and Investigative Services	72,006	67,894	6.1%	70,627	2.0%
Economic Consulting	18,539	18,609	-0.4%	18,082	2.5%
International Consulting	18,627	20,797	-10.4%	16,046	16.1%

Total Company	$188,799	$173,550	8.8%	$182,940	3.2%

Business Segment Revenue before Reimbursements ($000)
Business Consulting Services	$70,469	$57,399	22.8%	$68,749	2.5%
Dispute and Investigative Services	65,753	63,338	3.8%	63,540	3.5%
Economic Consulting	17,874	16,988	5.2%	16,703	7.0%
International Consulting	15,508	16,145	-3.9%	12,760	21.5%

Total Company	$169,604	$153,870	10.2%	$161,752	4.9%

Business Segment Operating Profit ($000)
Business Consulting Services	$23,182	$19,017	21.9%	$22,722	2.0%
Dispute and Investigative Services	25,777	25,408	1.5%	23,733	8.6%
Economic Consulting	5,757	6,296	-8.6%	4,878	18.0%
International Consulting	3,282	3,740	-12.2%	1,632	101.1%

Total Company	$57,998	$54,461	6.5%	$52,965	9.5%

(2)	A metrics summary including data by segment is available at www.navigant.com/investor_relations.
Navigant’s Business Consulting Services segment generated RBR of $70 million in first quarter 2011, up 23% from first quarter 2010 and 3% from fourth quarter 2010. Utilization ran a strong 81% in first quarter 2011, up slightly from one year ago and up 2% from fourth quarter 2010. Additionally, segment operating profit was $23 million for the period, up 22% from first quarter 2010 and 2% from fourth quarter 2010. The segment’s healthcare and energy practices represented 76% of first quarter 2011 Business Consulting Services RBR.
Navigant’s Dispute and Investigative Services segment reported RBR of $66 million in first quarter 2011, up 4% from both first quarter 2010 and fourth quarter 2010. Utilization was 76% for first quarter 2011, representing a continuation of the gradual improvement trend which began in second quarter 2010. Additionally, segment operating profit was $26 million for the period, up 2% from first quarter 2010 and 9% from fourth quarter 2010. The overall litigation market continues to improve at a modest pace. Steady demand continues for Navigant’s expertise in the areas of credit crisis litigation, anti-corruption compliance and investigations, and other commercial litigation and arbitrations.

Navigant’s Economic Consulting segment generated record RBR of $18 million in first quarter 2011, up 5% from first quarter 2010 and 7% from fourth quarter 2010. Utilization returned to more typical levels, reaching 79% in first quarter 2011. Segment operating profit was $6 million for first quarter 2011, down 9% from first quarter 2010 while up 18% from fourth quarter 2010. The addition of senior level talent throughout 2010 has enabled the Economic Consulting segment to grow and diversify its base of expertise and clients.
Navigant’s International Consulting segment reported RBR of $16 million in first quarter 2011, down 4% from first quarter 2010 and up 22% from fourth quarter 2010. Utilization in first quarter 2011 was flat compared to first quarter 2010, but improved significantly on a sequential basis. Segment operating profit was $3 million for first quarter 2011, down 12% from first quarter 2010 while twice that of fourth quarter 2010. First quarter results reflected actions taken last year to improve performance in the Company’s International Consulting segment.
2011 Outlook
Navigant affirmed its 2011 outlook as originally discussed on February 2, 2011. Total 2011 revenues are estimated to range from $715 to $760 million and RBR is expected to be between $650 and $690 million. 2011 Adjusted EBITDA is estimated to be between $95 and $105 million, while Adjusted EPS is expected to range between $0.70 and $0.77 per share.
Conference Call Details
Goodyear will host a conference call to discuss the Company’s first quarter 2011 financial results at 10:00 a.m. Eastern Time on Wednesday, April 27, 2011. The conference call may be accessed via the Navigant website (www.navigant.com/investor_relations) or by dialing 888.847.7597 (630.395.0268 for international callers) and referencing pass code “NCI.” A replay of the web cast will be available for approximately 90 days.
About Navigant
Navigant (NYSE: NCI) is a specialized, global expert services firm dedicated to assisting clients in creating and protecting value in the face of critical business risks and opportunities. Through senior level engagement with clients, Navigant professionals combine technical expertise in Disputes and Investigations, Economics, Financial Advisory and Management Consulting, with business pragmatism in the highly regulated Construction, Energy, Financial Services and Healthcare industries. More information about Navigant can be found at www.navigant.com.
Statements included in this press release which are not historical in nature are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “outlook,” “plans,” “goals,” “anticipates,” “believes,” “intends,” “estimates,” “expects” and similar expressions. These statements are based upon management’s current expectations and speak only as of the date of this press release. The Company cautions readers that there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those contained in or implied by the forward-looking statements including, without limitation: the success and timing of the Company’s implementation of its strategic business assessment; the success of the Company’s organizational changes and cost reduction actions; risks inherent in international operations, including foreign currency fluctuations; ability to make acquisitions; pace, timing and integration of acquisitions; impairment charges; management of professional staff, including dependence on key personnel, recruiting, attrition and the ability to successfully integrate new consultants into the Company’s practices; utilization rates; conflicts of interest; potential loss of clients; clients’ financial condition and their ability to make payments to the Company; risks inherent with litigation; higher risk client assignments; professional liability; potential legislative and regulatory changes; continued access to capital; and general economic conditions. Further information on these and other potential factors that could affect the Company’s financial results are included under the “Risk Factors” section and elsewhere in the Company’s filings with the Securities and Exchange Commission (SEC), which are available on the SEC’s website or at www.navigant.com/investor_relations. The Company cannot guarantee any future results, levels of activity, performance or achievement and undertakes no obligation to update any of its forward-looking statements.
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NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	For the quarters ended March 31,
	2011	2010

Revenues:
Revenues before reimbursements	$169,604	$153,870
Reimbursements	19,195	19,680

Total revenues	188,799	173,550
Cost of Services:
Cost of services before reimbursable expenses	114,815	102,230
Reimbursable expenses	19,195	19,680

Total costs of services	134,010	121,910
General and administrative expenses	32,409	30,460
Depreciation expense	3,377	3,801
Amortization expense	2,301	2,796

Operating income	16,702	14,583
Interest expense	1,840	3,478
Interest income	(367)	(313)
Other (income) expense, net	(36)	105

Income before income tax expense	15,265	11,313
Income tax expense	6,487	4,866

Net income	$8,778	$6,447

Basic net income per share	$0.17	$0.13
Shares used in computing income per basic share	50,176	48,691

Diluted net income per share	$0.17	$0.13
Shares used in computing income per diluted share	51,034	50,096

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS AND SELECTED DATA
(In thousands, except DSO data)
(Unaudited)

	March 31,	December 31,
	2011	2010

ASSETS

Current assets:
Cash and cash equivalents	$1,632	$1,981
Accounts receivable, net	186,245	179,058
Prepaid expenses and other current assets	26,430	19,697
Deferred income tax assets	12,097	18,749

Total current assets	226,404	219,485
Non-current assets:
Property and equipment, net	37,343	38,903
Intangible assets, net	21,360	23,194
Goodwill	564,486	561,002
Other assets	24,751	26,451

Total assets	$874,344	$869,035

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$11,760	$10,900
Accrued liabilities	7,795	7,936
Accrued compensation-related costs	41,507	72,639
Income tax payable	—	2,306
Term loan current	18,397	18,397
Other current liabilities	42,587	43,401

Total current liabilities	122,046	155,579
Non-current liabilities:
Deferred income tax liabilities	43,395	42,274
Other non-current liabilities	24,206	25,907
Bank debt non-current	63,961	33,695
Term loan non-current	146,260	150,859

Total non-current liabilities	277,822	252,735

Total liabilities	399,868	408,314

Stockholders’ equity:
Common stock	61	61
Additional paid-in capital	565,466	564,214
Treasury stock	(206,162)	(206,162)
Retained earnings	124,021	115,243
Accumulated other comprehensive loss	(8,910)	(12,635)

Total stockholders’ equity	474,476	460,721

Total liabilities and stockholders’ equity	$874,344	$869,035

Selected Data

Days sales outstanding, net (DSO)	83	81

NAVIGANT CONSULTING, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, except per share data)
(Unaudited)

	For the quarters ended
	March 31,
	2011	2010

Cash flows from operating activities:
Net income	$8,778	$6,447
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation expense	3,377	3,801
Amortization expense	2,301	2,796
Share-based compensation expense	1,700	975
Accretion of interest expense	308	205
Deferred income taxes	7,156	5,319
Allowance for doubtful accounts receivable	2,025	1,584
Changes in assets and liabilities:
Accounts receivable	(8,373)	(13,610)
Prepaid expenses and other assets	(4,884)	(1,250)
Accounts payable	816	1,155
Accrued liabilities	(191)	2,146
Accrued compensation-related costs	(31,263)	(30,416)
Income tax payable	(2,370)	(609)
Other liabilities	(2,800)	500

Net cash used in operating activities	(23,420)	(20,957)

Cash flows from investing activities:

Purchases of property and equipment	(1,724)	(3,056)
Acquisitions of businesses, net of cash acquired	—	(4,000)
Payments of acquisition liabilities	(217)	—
Other, net	(225)	—

Net cash used in investing activities	(2,166)	(7,056)

Cash flows from financing activities:
Issuances of common stock	640	661
Borrowings from banks, net of repayments	29,707	19,315
Payments of term loan	(4,599)	(40,460)
Other, net	(676)	(390)

Net cash provided by (used in) financing activities	25,072	(20,874)

Effect of exchange rate changes on cash and cash equivalents	165	104

Net decrease in cash and cash equivalents	(349)	(48,783)
Cash and cash equivalents at beginning of the period	1,981	49,144

Cash and cash equivalents at end of the period	$1,632	$361

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)
Non-GAAP Financial Information
This press release includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP) are included in this press release. In recent years, the Company incurred significant severance expense directly related to its strategic realignment, as well as substantial staffing reductions made to meet weaker market demand primarily during the recessionary period which began at the end of 2008. Adjusted EBITDA and adjusted operating income excludes severance and adjusted earnings per share excludes the net income impact of severance in all periods presented. Severance is not considered to be non-recurring, infrequent or unusual to our business, however, management believes providing investors with this information enhances the comparability of the company’s operating performance across periods. While management believes that these non-GAAP financial measures are useful in evaluating Navigant’s operations, this information should be considered as supplemental in nature and not as a substitute for or superior to, any measure prepared in accordance with GAAP.
EBITDA, Adjusted EBITDA, Adjusted operating income
EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA provides useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for interest, debt service, taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. Adjusted EBITDA and adjusted operating income excludes the impact of severance as discussed above. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	For the quarters ended March 31,
	2011	2010

EBITDA reconciliation:
Operating income	$16,702	$14,583
Depreciation	3,377	3,801
Amortization	2,301	2,796

EBITDA	$22,380	$21,180

Adjusted EBITDA and operating income to exclude severance expense reconciliation to operating income:
Operating income	$16,702	$14,583
Severance expense	1,236	836

Adjusted operating income to exclude severance expense	$17,938	$15,419
Depreciation	3,377	3,801
Amortization	2,301	2,796

Adjusted EBITDA, excluding severance expense	$23,616	$22,016

Adjusted earnings per share (adjusted to exclude the net income impact from severance expense)
The Company discloses adjusted earnings per share to exclude the net income impact from severance expense. Management believes the adjusted earnings per share information provides additional insights into Navigant’s ongoing operating performance. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	For the quarters ended March 31,
	2011	2010

Severance expense	$1,236	$836
Income tax (benefit) (1)	(440)	(322)

Net income impact of severance expense	$796	$514

Shares used in computing income per diluted share	51,034	50,096
Diluted income per share impact of severance expense	$0.02	$0.01

Net income	$8,778	$6,447
Net income impact of severance expense	796	514

Adjusted net income, excluding the net income impact of severance expense	$9,574	$6,961

Shares used in computing income per diluted share	51,034	50,096
Adjusted earnings per share, excluding the net income impact of severance expense	$0.19	$0.14

(1)	Effective income tax (benefit) has been determined based on specific tax jurisdiction.